As filed with the Securities and Exchange Commission on October 25, 2023
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2023

OPPENHEIMER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-12043

Delaware	98-0080034
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
85 Broad Street
New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 668-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A non-voting common stock	OPY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 -- Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 25, 2023, the Board of Directors of Oppenheimer Holdings Inc. (the “Company”) elected Stacy J. Kanter a director of the Company effective October 25, 2023. Ms. Kanter, 64, practiced law for more than 30 years with Skadden, Arps, Slate, Meagher & Flom LLP, where she was a partner from 1993 until December 2018 and Head of the Global Capital Markets practice from 2009 until December 2018 and was Of Counsel from January 2019 until May 2019. Ms. Kanter also chaired Skadden’s Global Diversity and Inclusion Committee. Ms. Kanter was an associate at Skadden from 1984 to 1986 and from 1988 to 1993. Ms. Kanter served as a law clerk to the Honorable Raymond J. Dearie, United States District Court Judge for the Eastern District of New York from 1986 to 1987. Ms. Kanter has served as a member of the board of directors of Applied Therapeutics Inc. since May 2019 and currently serves as the chair of its audit committee and as a member of its nominating and corporate governance committee. Ms. Kanter received her B.S. in Business Administration and Management from the University at Albany School of Business and her J.D. from Brooklyn Law School. She is expected to serve on the Nominating and Corporate Governance Committee and the Compliance Committee of the Company’s Board of Directors and to participate in the Company’s 2014 Incentive Plan with other directors.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: October 25, 2023 By: /s/ Albert G. Lowenthal Name: Albert G. Lowenthal Title: Chief Executive Officer (Duly Authorized Officer)

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